Roadrunner Stockholders Approve Rights Offering; Preliminary 2018 Annual Meeting Results Announced Downers Grove, IL (BUSINESS WIRE) — December 19, 2018 – Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, today announced that the company’s stockholders approved its proposed rights offering and related proposals at the company’s 2018 Annual Meeting of Stockholders held earlier today. Stockholders approved several proposals that will allow the company to complete a proposed rights offering first announced on September 19, 2018. The proposals include, among others, the approval of the issuance and sale of 900,000,000 shares of the company’s common stock upon the exercise of rights to purchase shares of Roadrunner common stock at a subscription price of $0.50 per share to raise $450 million, and an amendment to the company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the company’s common stock in order to have a sufficient number of shares to issue in the rights offering. “Our board and management team appreciate the support of our stockholders on these proposals. We believe that improving our capital structure will increase the speed and likelihood of a full operational recovery for Roadrunner,” said Curt Stoelting, Chief Executive Officer of Roadrunner. Stockholders also approved the issuance and sale of all unsubscribed shares of common stock in the rights offering (the “backstop” commitment) pursuant to a Standby Purchase Agreement entered into with certain funds affiliated with Elliott Management Corporation (Elliott), ensuring the rights offering will be fully subscribed and the company will raise $450 million. In addition, stockholders approved several corporate governance changes that the company is required to adopt and implement as a condition of Elliott’s obligation to provide the backstop commitment. The net proceeds from the rights offering and backstop commitment will primarily be used to redeem all of the company’s outstanding shares of its preferred stock and pay related accrued and unpaid dividends. Additionally, at least $30 million of net proceeds will be retained by the company for general corporate purposes. The purpose of the rights offering is to improve and simplify the company’s capital structure in a manner that gives the company’s existing stockholders the opportunity to participate on a pro rata basis. In addition to the proposals related to the rights offering, Roadrunner stockholders also approved Board- recommended proposals including, among others, the re-election of seven directors, approval of the compensation of the company’s named executive officers, approval of the company’s 2018 Incentive Compensation Plan, approval of a reverse stock split to be effected at such time and date, if at all, as determined by the company’s board of directors, and ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The stockholder vote announced today is considered preliminary until the final results are tabulated and certified by the independent inspector of election. The final results will be reported on a Form 8-K that will be filed with the Securities and Exchange Commission (SEC) within four business days and will be available at the SEC’s website at www.sec.gov.

The rights offering is subject to the effectiveness of Roadrunner’s Registration Statement on Form S-1, originally filed with the SEC on September 19, 2018 and amended on December 10, 2018. Assuming the Registration Statement is declared effective, the company intends to launch the rights offering on January 11, 2019. On such date, the company will distribute rights to stockholders of record as of the close of business on January 9, 2019, and such stockholders will have until January 28, 2019 to exercise their rights. The company expects to list the rights for trading on the New York Stock Exchange under the symbol “RRTS RT.” The company intends to close the rights offering and the backstop commitment by the end of January 2019. Questions about the rights offering may be directed to the company’s dealer manager, Barclays Capital Inc., by telephone at (212) 526-3511 or (212) 526-1627. Important Additional Information A registration statement relating to the rights offering has been filed with the Securities and Exchange Commission (“SEC”) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. A copy of the prospectus forming a part of the registration statement may be obtained free of charge at the website maintained by the SEC at www.sec.gov or by contacting Roadrunner at (414) 615-1500. The rights will be issued to holders of Roadrunner’s common stock as of a record date (the “rights offering record date”), which has yet to be determined. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. About Roadrunner Transportation Systems, Inc. Roadrunner Transportation Systems is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner®, Active On-Demand® and Ascent Global Logistics® brands. The Roadrunner brand offers less-than-truckload, temperature controlled and intermodal services. Active On-Demand offers premium mission critical air and ground transportation solutions. Ascent Global Logistics offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com. Safe Harbor Statement This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events, performance, and strategic initiatives. Forward-looking statements also include, among other things, statements regarding whether the company will complete its previously announced rights offering; whether the rights offering will be fully subscribed and the company will raise $450 million; whether the rights offering will increase the speed and likelihood of a full operational recovery; the company’s use of the net proceeds of the rights offering; the amount of proceeds retained by the company for general corporate purposes; the positive effects of the rights offering on the company’s capital structure; the reporting of the final results of the annual meeting in a Form 8-K within four business days; the date the company intends to launch the rights offering and whether the company will ultimately launch the rights offering; whether and on what date the company will distribute rights to its stockholders and how long such stockholders will have to exercise their rights; the listing of the rights for trading on the New York Stock Exchange under the symbol “RRTS RT”; and the date by which the company intends to close the rights offering and the backstop commitment. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations, and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance, initiatives, or achievements, to differ materially from those expressed or implied in any forward-looking statement. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. For a full discussion of risks and uncertainties, see the section entitled “Risk Factors” in Roadrunner’s Registration Statement on Form S-1, originally filed with the SEC on September 19, 2018 and amended on December 10, 2018, and in Roadrunner’s Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on June 20, 2018. ### Contact: Reputation Partners Marilyn Vollrath 414-376-8834 ir@rrts.com